Dreyfus Small Cap Equity Fund
Summary Prospectus February 1, 2017
Class Ticker A DSEAX C DSECX I DSERX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS (inside the U.S. only) or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated February 1, 2017 (each as amended or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section beginning on page 10 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management fees	.80	.80	.80
Distribution (12b-1) fees	none	.75	none
Other expenses (including shareholder services fees)**	.83	.84	.56
Total annual fund operating expenses	1.63	2.39	1.36
Fee waiver and/or expense reimbursement	(.24)	(.17)	(.20)
Total annual fund operating expenses*** (after fee waiver and/or expense reimbursement)	1.39	2.22	1.16

*Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.
** Other expenses includes an administration fee of 0.10% payable to The Dreyfus Corporation.
*** The Dreyfus Corporation and The Boston Company Asset Management, LLC have contractually agreed to waive receipt of their fees and/or assume the direct expenses of the fund so that such expenses (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of 1.39% for Class A shares, 2.22% for Class C shares and 1.16% for Class I shares. This agreement will continue in effect until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class.

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Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation by The Dreyfus Corporation and The Boston Company Asset Management, LLC. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$708	$1,038	$1,389	$2,378
Class C	$325	$729	$1,260	$2,713
Class I	$118	$411	$726	$1,618

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$708	$1,038	$1,389	$2,378
Class C	$225	$729	$1,260	$2,713
Class I	$118	$411	$726	$1,618

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 64.37% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies. The fund currently considers small-cap companies to be those with total market capitalizations that are within the range of market capitalizations of companies included in the Russell 2500™ Index (the Index), the fund’s benchmark index. As of December 31, 2016, the total market capitalization of the largest company in the Index was approximately $18.73 billion, and the weighted average and median market capitalizations of the Index were approximately $4.31 billion and $1.16 billion, respectively.

The fund's portfolio managers employ a value-based investment style and measure value by evaluating a company's valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position, and expected business growth relative to its industry.

The portfolio managers focus primarily on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that the portfolio managers believe are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a near- or mid-term price increase.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

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• Value stock risk. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Effective August 1, 2007, the fund commenced investing directly in portfolio securities. For the period February 1, 2003 to August 1, 2007, the fund operated as a "feeder fund" in a master/feeder fund arrangement, investing all of its investable assets in a "master portfolio" with the same investment objective and policies as the fund and the same investment adviser that is the fund's current investment adviser. The performance figures for the fund represent for such period the performance of the fund as a feeder fund. Performance figures for the feeder fund have not been adjusted to reflect the fund's operating expenses; if these expenses had been reflected, such performance would have been lower.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q3, 2009: 19.08% Worst Quarter Q4, 2008: -23.70%

After-tax performance is shown only for Class A shares (based on the fund's performance as a feeder fund before August 1, 2007, adjusted to reflect the sales load applicable to the fund's Class A shares). After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

Average Annual Total Returns (as of 12/31/16)
Class	1 Year	5 Years	10 Years
Class A returns before taxes	9.75%	11.28%	4.96%
Class A returns after taxes on distributions	9.17%	8.46%	3.17%
Class A returns after taxes on distributions and sale of fund shares	5.99%	8.69%	3.71%
Class C returns before taxes	14.45%	11.67%	4.75%
Class I returns before taxes	16.68%	12.89%	5.89%
Russell 2500TM Value Index reflects no deduction for fees, expenses or taxes	25.20%	15.04%	6.94%

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Portfolio Management

The fund's investment adviser is The Boston Company Asset Management, LLC (TBCAM). The fund's administrator is The Dreyfus Corporation (Dreyfus), an affiliate of TBCAM.

Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, and Edward R.Walter, CFA, are the fund's primary portfolio managers, positions they have held since the fund commenced investing directly in portfolio securities in August 2007. Mr. Corrado and Ms. Brandaleone were the primary portfolio managers of the master portfolio (and its predecessor fund) since February 2000. Mr. Corrado is a senior managing director and portfolio manager for the U.S. small-cap value equity strategy at TBCAM. Ms. Brandaleone is a director, portfolio manager for the U.S. small-cap value strategy and investment research analyst at TBCAM. Mr. Walter is a managing director, portfolio manager for the U.S. small-cap value equity strategy and investment research analyst at TBCAM.

Purchase and Sale of Fund Shares

In general, for each share class, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below), you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

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